UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21403

Western Asset Inflation-Linked Income Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2022

WESTERN ASSET

INFLATION-LINKED

INCOME FUND (WIA)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Managed Distribution Policy: The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan pursuant to which the Fund makes monthly distributions to shareholders at a fixed rate of $0.0500 per common share, which rate may be adjusted from time to time by the Fund’s Board (the “Plan”). The Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders, however, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Plan. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan is subject to the periodic review by the Board to determine if an adjustment should be made.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Plan. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Fund objectives

The Fund’s primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective.

Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total managed assets in inflation-linked securities and at least 60% of its total managed assets in U.S. Treasury Inflation Protected Securities (“TIPS”). The Fund may also invest up to 40% of its total managed assets in non-U.S. dollar investments.

Western Asset Inflation-Linked Income Fund	II

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Inflation-Linked Income Fund for the twelve-month reporting period ended November 30, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President

December 30, 2022

III	Western Asset Inflation-Linked Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective. Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total managed assetsi in inflation-linked securities and at least 60% of its total managed assets in U.S. Treasury Inflation Protected Securities (“TIPS”)ii. The Fund may also invest up to 40% of its total managed assets in non-U.S. dollar investments, which gives the Fund flexibility to invest up to 40% of its total managed assets in non-U.S. dollar inflation-linked securities (no more than 20% of its non-U.S. dollar exposure may be unhedged). The Fund may invest no more than 10% of its total managed assets in investments rated below investment grade at the time of purchase (or, if unrated, assets of comparable quality as determined by management). The Fund may engage in currency strategies, using instruments such as currency forwards, futures and options, to take long and short foreign currency positions subject to a limit of exposure from such strategies to 40% of total managed assets. This capacity is in addition to the capacity to have 20% unhedged exposure to non-U.S. dollar currencies through the purchase of fixed income securities. The Fund may utilize commodity-related strategies for up to 10% of its total managed assets. Exposure to commodities is expected to be achieved using a variety of instruments, such as futures contracts, options and other derivatives, or through investments in exchange-traded products that offer exposure to commodities. The Fund does not expect to hold physical commodities.

Each of the foregoing policies is a non-fundamental policy that may be changed without shareholder approval. The Fund also has the following non-fundamental policy, which, to the extent required by applicable law, may only be changed after notice to shareholders: under normal market conditions, the Fund will invest at least 80% of its total managed assets in inflation-protected securities and non-inflation-protected securities and instruments with the potential to enhance the Fund’s income. To the extent permitted by the foregoing policies, the Fund may invest in emerging markets debt securities.

Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets. To the extent the Fund covers its commitments under these transactions, investment in these transactions will not be considered leverage for purposes of the Fund’s policy on the amount of leverage it may incur. The Fund currently expects that the average effective duration of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. The Fund may enter into credit default swap contracts, interest rate swap contracts and total return swap contracts for investment purposes, to manage its credit risk or to add leverage. There can be no assurance that the Fund will achieve its investment objectives.

The Fund seeks to offer an inflation hedge through investments in global inflation-linked securities, and primarily in TIPS. The Fund also seeks to offer shareholders certain additional advantages through the ability to invest in other fixed income asset classes,

Western Asset Inflation-Linked Income Fund 2022 Annual Report	1

Fund overview (cont’d)

which may result in higher total returns and higher distribution rates. These asset classes include select investments in high-yield and investment-grade credit, emerging markets and structured products.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s investment adviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan, Frederick Marki and Chia-Liang Lian.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and fell sharply over the twelve-month reporting period ended November 30, 2022. The market’s decline was driven by a number of factors, including rising inflation and interest rates, aggressive Federal Reserve Board (the “Fed”) monetary policy tightening, the repercussions from the COVID-19 pandemic and its variants, the weakening global economy, and the war in Ukraine.

Short-term U.S. Treasury yields moved sharply higher as the Fed began to aggressively raise interest rates in March 2022. Over the next eight months, the central bank hiked rates an additional five times, bringing the federal funds rate to a range between 3.75% and 4.00%, the highest level since 2008. The yield for the two-year Treasury note began the reporting period at 0.52% (the low for the reporting period) and ended the period at 4.38%. The peak of 4.72% occurred on November 7, 2022. The yield for ten-year Treasury note began the reporting period at 1.43% and ended the period at 3.68%. The low of 1.35% occurred on December 3, 2021, and the peak of 4.25% took place on October 24, 2022.

Inflation moved sharply higher during the reporting period. For the twelve months ended November 30, 2022, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)iii, was 7.1%. The CPI-U less food and energy was 6.0% over the same time frame. TIPS, as measured by the Bloomberg U.S. Treasury Inflation-Linked Bond Indexiv, returned -10.66% during the reporting period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. The portfolio generally maintained an overall duration stance that was longer relative to the Fund’s Custom Benchmarkv. That said, the Fund’s portfolio duration and yield curve positioning were tactically managed throughout the reporting period.

TIPS exposure, in terms of duration contribution, was gradually increased in the portfolio. During the reporting period, the Fund also gradually increased its exposure to investment-grade credit while reducing its exposure to emerging markets and structured products.

2	Western Asset Inflation-Linked Income Fund 2022 Annual Report

The Fund employed U.S. Treasury futures and Eurodollar futures to manage its yield curve positioning and interest rate risk, or duration. The use of these instruments detracted from performance. Currency forwards and futures on foreign currencies, which were used to manage the Fund’s currency exposure, in aggregate, detracted from performance. Interest rate and inflation swaps were also used to manage interest rate exposure and these had a net minimal impact on performance. Credit linked credit default swap (CDS) contracts were employed to achieve a synthetic exposure to corporate bonds, and these modestly contributed to performance. Futures and options on commodities, which were used to manage the Fund’s commodity exposure, in aggregate contributed to performance

Reverse repurchase agreements were used to add yield to the portfolio by increasing the Fund’s exposure to non-TIPS asset classes, including credit and commodities. The use of reverse repurchase agreements to purchase emerging market and securitized product bonds, amongst others, generated negative results during the reporting period.

Performance review

For the twelve months ended November 30, 2022, the Fund returned -17.37% based on its net asset value (“NAV”)vi and -24.30% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg U.S. Government Inflation-Linked 1-10 Year Indexvii and the Bloomberg U.S. Government Inflation-Linked All Maturities Indexviii, returned -6.29% and -11.40%, respectively, for the same period. The Bloomberg World Government Inflation-Linked All Maturities Indexix and the Fund’s Custom Benchmark returned -20.98% and -11.74%, respectively, over the same time frame.

The Fund has adopted a managed distribution policy. Pursuant to this policy, the Fund intends to make regular monthly distributions to common shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Trustees. This policy has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s investment adviser believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.98 per share.*The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of November 30, 2022. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2022
Price Per Share	12-Month Total Return**
$10.36 (NAV)	-17.37	%†
$8.99 (Market Price)	-24.30	%‡

*	For the tax character of distributions paid during the fiscal year ended November 30, 2022, please refer to page 44 of this report.

Western Asset Inflation-Linked Income Fund 2022 Annual Report	3

Fund overview (cont’d)

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

One of the distinguishing features of closed-end funds compared to other investment vehicles is the ability to trade at a premium or discount to NAV. Since the Fund is listed on the NYSE, the share price may trade above (premium) or below (discount) its NAV. Whereas the NAV is reflective of the Fund’s underlying investments, the share price is reflective of the overall supply and demand in the marketplace. Historically, the majority of closed-end funds have traded at a discount to NAV. This Fund is no exception to this phenomenon. We believe the Fund’s discount may be driven by a number of factors, including the overall closed-end fund market, current distribution rate and muted demand for inflation-linked investment products. While there are actions that may temporarily reduce the discount to NAV, which the Board of Trustees regularly evaluates, we believe that if investor demand for inflation-linked investments increase, that development, among other factors, may help reduce the Fund’s share price discount to NAV over time. Western Asset continues to believe the Fund offers investors the opportunity for long-term inflation protection while providing a source of diversification for investors’ fixed income portfolios.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s performance during the reporting period was its yield curve positioning. Commodity exposures comprised the second largest contributor to performance.

Q. What were the leading detractors from performance?

A. The most significant detractor from the Fund’s performance was its duration positioning, mainly due to U.S. duration, though non-U.S. duration exposure was also negative for returns. The Fund’s U.S. Treasury exposure was the second largest detractor from performance. Finally, spread sector exposures, including allocations to emerging markets, corporate credit and structured products, also detracted from performance as their spreads widened during the reporting period.

Looking for additional information?

The Fund is traded under the symbol “WIA” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XWIAX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition,

4	Western Asset Inflation-Linked Income Fund 2022 Annual Report

the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Inflation-Linked Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

December 13, 2022

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s common shares are traded on the NYSE. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed income investment’s price. The Fund is subject to the additional risks associated with inflation protected securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Investments in foreign companies, including emerging markets, involve risks beyond those inherent solely in domestic investments. Leverage may cause a fund to be more volatile than if the fund had not been leveraged, which may increase the risk of investment loss. Derivatives, such as options, futures, forwards and swaps, can be illiquid, create counterparty risk, may disproportionately increase losses, and may have a potentially large impact on fund performance. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities. International investments are subject to currency fluctuations, as well as social, economic and political risks. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries.

An investment in the Fund is subject to the following additional risks. Lower grade securities, or equivalent unrated securities, which are commonly known as “junk bonds,” typically entail greater potential price volatility and may be less liquid than higher-rated securities. The Fund may have to apply a greater degree of judgment in establishing a price for lower grade securities for purposes of valuing fund shares. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade securities.

Western Asset Inflation-Linked Income Fund 2022 Annual Report	5

Fund overview (cont’d)

Lower grade securities are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated securities. Lower grade and unrated securities are generally issued by less creditworthy issuers that may have a larger amount of outstanding debt relative to their assets than issuers of higher grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of lower grade security holders, leaving few or no assets available to repay lower grade security holders. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Lower grade securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems lower grade securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income. Lower grade and unrated securities involve the risk that the Fund’s investment adviser may not accurately evaluate the security’s comparative rating. Analysis of the creditworthiness of issuers of lower grade and unrated securities may be more complex than for issuers of higher quality securities. To the extent that the Fund holds lower grade and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Fund’s investment adviser’s credit analysis than if the Fund held exclusively higher-quality and rated securities. If changes in the currency exchange rates do not occur as anticipated, the Fund may lose money on currency transactions. The Fund’s ability to use currency transactions successfully depends on a number of factors, including the currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Fund to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. The Fund and the Subsidiary are deemed “commodity pools” and the investment adviser is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The investment adviser, directly or through its affiliates, is therefore subject to dual regulation by the Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”).

The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time. Investments by the Fund in commodity-linked derivatives may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar

6	Western Asset Inflation-Linked Income Fund 2022 Annual Report

investments if held directly by the Fund. The Subsidiary is not registered as an investment company and is not subject to all of the investor protections of the Investment Company Act of 1940 (the “1940 Act”).

Changes in the laws of the United States and/or the Cayman Islands could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, shareholders would likely suffer decreased investment returns. The Fund’s exposure to commodities markets, including through the Subsidiary, may be limited by its intention to qualify as a regulated investment company for U.S. federal income tax purposes and may interfere with its ability to qualify as such. The Fund may also invest in money market funds, including funds affiliated with the Fund’s investment adviser. For more information on Fund risks, see Summary of information regarding the Fund - Principal Risk Factors in this report.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Portfolio holdings and breakdowns are as of November 30, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2022 were: U.S. treasury inflation protected securities (134.7%), corporate bonds & notes (11.4%), collateralized mortgage obligations (5.9%), sovereign bonds (3.4%) and non-U.S. treasury inflation protected securities (2.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Inflation-Linked Income Fund 2022 Annual Report	7

Fund overview (cont’d)

[i]	“Total managed assets” equals the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

ii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

iii

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 93% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

iv	The Bloomberg U.S. Treasury Inflation-Linked Bond Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

[v]

The Custom Benchmark is comprised of 90% Bloomberg U.S. Government Inflation-Linked All Maturities Index and 10% Bloomberg U.S. Credit Index. The Bloomberg U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii	The Bloomberg U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

viii

The Bloomberg U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

ix	The Bloomberg World Government Inflation-Linked All Maturities Index measures the performance of the major government inflation-linked bond markets.

8	Western Asset Inflation-Linked Income Fund 2022 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2022 and November 30, 2021 and does not include derivatives such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

*	Prior year percentanges have been restated to reflect current classifications.

Western Asset Inflation-Linked Income Fund 2022 Annual Report	9

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 11/30/22	-17.37%
Five Years Ended 11/30/22	1.59
Ten Years Ended 11/30/22	1.03

Cumulative total returns[1]
11/30/12 through 11/30/22	10.83%

Market Price
Average annual total returns[2]
Twelve Months Ended 11/30/22	-24.30%
Five Years Ended 11/30/22	1.72
Ten Years Ended 11/30/22	1.19

Cumulative total returns[2]
11/30/12 through 11/30/22	12.58%

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

10	Western Asset Inflation-Linked Income Fund 2022 Annual Report

Historical performance

Value of $10,000 invested in

Western Asset Inflation-Linked Income Fund vs. Bloomberg U.S. Government Inflation-Linked 1-10 Year Index and Bloomberg U.S. Government Inflation-Linked All Maturities Index† — November 2012 - November 2022

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

†

Hypothetical illustration of $10,000 invested in Western Asset Inflation-Linked Income Fund on November 30, 2012, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value and also assuming the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan through November 30, 2022. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Government Inflation-Linked 1-10 Year Index and the Bloomberg U.S. Government Inflation-Linked All Maturities Index (together, the “Indices”). The Bloomberg U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. Treasury Inflation-Protected Securities (“TIPS”) market. The Bloomberg U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more. The Indices are unmanaged. Please note that an investor cannot invest directly in an index.

Western Asset Inflation-Linked Income Fund 2022 Annual Report	11

Consolidated schedule of investments

November 30, 2022

Western Asset Inflation-Linked Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 134.7%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	37,385,500	$37,707,206	(a)
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	2,943,580	3,040,238
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	7,083,850	7,186,242	(a)
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	12,441,870	13,179,678
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	40,623,075	46,417,236	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	6,179,490	6,713,652	(b)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	2,033,010	2,203,332	(c)
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	12,741,338	10,968,950
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	14,772,948	14,134,527	(a)
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	12,730,343	10,664,563
U.S. Treasury Bonds, Inflation Indexed	0.125%	2/15/52	4,136,933	2,869,945
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/23	29,873,000	29,660,545	(a)
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	12,754,000	12,620,512
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	12,720,500	12,471,694	(a)
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/24	20,006,280	19,509,933
U.S. Treasury Notes, Inflation Indexed	0.125%	10/15/24	11,568,500	11,189,399
U.S. Treasury Notes, Inflation Indexed	0.250%	1/15/25	11,278,170	10,887,921
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/25	1,149,080	1,101,759
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	39,709,843	38,452,022	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/26	5,658,850	5,366,867
U.S. Treasury Notes, Inflation Indexed	0.125%	10/15/26	6,517,080	6,187,552
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/27	8,409,760	7,927,741
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/30	1,153,620	1,053,901
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/32	7,495,110	6,720,229
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/32	7,865,858	7,404,878
Total U.S. Treasury Inflation Protected Securities (Cost — $343,551,619)				325,640,522
Corporate Bonds & Notes — 11.4%
Communication Services — 0.0%††
Wireless Telecommunication Services — 0.0%††
T-Mobile USA Inc., Senior Notes	3.750%	4/15/27	40,000	37,915
Consumer Discretionary — 0.6%
Hotels, Restaurants & Leisure — 0.6%
Sands China Ltd., Senior Notes	5.900%	8/8/28	600,000	560,295
Sands China Ltd., Senior Notes	3.350%	3/8/29	200,000	163,377
Sands China Ltd., Senior Notes	4.875%	6/18/30	420,000	363,082
Sands China Ltd., Senior Notes	3.750%	8/8/31	400,000	320,760
Total Consumer Discretionary				1,407,514

See Notes to Consolidated Financial Statements.

12	Western Asset Inflation-Linked Income Fund 2022 Annual Report

Western Asset Inflation-Linked Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 5.0%
Energy Equipment & Services — 0.0%††
Halliburton Co., Senior Notes	3.800%	11/15/25	3,000	$2,937
Oil, Gas & Consumable Fuels — 5.0%
Apache Corp., Senior Notes	4.250%	1/15/44	440,000	310,567
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	300,000	279,188
Chevron USA Inc., Senior Notes	3.900%	11/15/24	200,000	197,531
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	1,170,000	1,041,886
EOG Resources Inc., Senior Notes	4.375%	4/15/30	40,000	39,342
EOG Resources Inc., Senior Notes	4.950%	4/15/50	120,000	118,085
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	3,500,000	3,160,554
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	330,000	256,218
KazTransGas JSC, Senior Notes	4.375%	9/26/27	1,600,000	1,431,536	(d)
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	110,000	110,146
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	810,000	736,756
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	1,330,000	1,301,718
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	510,000	502,028
Range Resources Corp., Senior Notes	5.000%	3/15/23	673,000	670,382
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,340,000	1,308,889
YPF SA, Senior Notes	8.500%	7/28/25	800,000	633,180	(e)
Total Oil, Gas & Consumable Fuels				12,098,006
Total Energy				12,100,943
Financials — 1.4%
Banks — 1.1%
JPMorgan Chase & Co., Senior Notes (3.109% to 4/22/50 then SOFR + 2.440%)	3.109%	4/22/51	430,000	298,639	(f)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then SOFR + 4.502%)	5.013%	4/4/51	2,440,000	2,296,047	(f)
Total Banks				2,594,686
Diversified Financial Services — 0.3%
ILFC E-Capital Trust II, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.800%)	5.365%	12/21/65	1,010,000	694,375	(d)(f)
Total Financials				3,289,061
Health Care — 0.8%
Pharmaceuticals — 0.8%
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	1,520,000	988,537	(d)

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2022 Annual Report	13

Consolidated schedule of investments (cont’d)

November 30, 2022

Western Asset Inflation-Linked Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	970,000	$467,327	(d)
Bausch Health Cos. Inc., Senior Notes	5.250%	1/30/30	1,160,000	485,197	(d)
Total Health Care				1,941,061
Industrials — 1.0%
Aerospace & Defense — 1.0%
General Dynamics Corp., Senior Notes	4.250%	4/1/40	10,000	9,305
General Dynamics Corp., Senior Notes	4.250%	4/1/50	2,560,000	2,338,213
Total Industrials				2,347,518
Information Technology — 0.1%
Semiconductors & Semiconductor Equipment — 0.1%
Broadcom Inc., Senior Notes	3.137%	11/15/35	370,000	274,530	(d)
Materials — 2.5%
Metals & Mining — 2.5%
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	800,000	750,765	(d)
Antofagasta PLC, Senior Notes	2.375%	10/14/30	550,000	430,600	(d)
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	530,000	536,627
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	810,000	804,043
Glencore Finance Canada Ltd., Senior Notes	5.550%	10/25/42	1,170,000	1,056,059	(d)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	370,000	364,176	(d)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	200,000	190,503	(d)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	800,000	743,231	(d)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	700,000	657,048
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	670,000	622,055
Total Materials				6,155,107
Total Corporate Bonds & Notes (Cost — $32,493,427)				27,553,649
Collateralized Mortgage Obligations (g) — 5.9%
Alternative Loan Trust, 2007-12T1 A3	6.000%	6/25/37	1,144,463	571,985
BANK, 2021-BN32 XA, IO	0.889%	4/15/54	2,621,947	115,921	(f)
Bear Stearns ARM Trust, 2004-9 24A1	4.323%	11/25/34	6,946	6,269	(f)
Benchmark Mortgage Trust, 2021-B29 XA, IO	1.153%	9/15/54	4,232,032	240,014	(d)(f)
BHMS, 2018-ATLS D (1 mo. USD LIBOR + 2.250%)	6.125%	7/15/35	2,520,000	2,301,233	(d)(f)
BX Commercial Mortgage Trust, 2022-LP2 G (1 mo. Term SOFR + 4.106%)	7.900%	2/15/39	625,663	579,921	(d)(f)
BX Trust, 2021-ARIA D (1 mo. USD LIBOR + 1.895%)	5.770%	10/15/36	850,000	778,277	(d)(f)
BX Trust, 2022-CLS A	5.760%	10/13/27	460,000	456,150	(d)

See Notes to Consolidated Financial Statements.

14	Western Asset Inflation-Linked Income Fund 2022 Annual Report

Western Asset Inflation-Linked Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (g) — continued
BXMT Ltd., 2020-FL2 A (1 mo. Term SOFR + 1.014%)	4.889%	2/15/38	523,494	$515,496	(d)(f)
Chase Mortgage Finance Trust, 2007-A1 2A3	3.646%	2/25/37	1,864	1,694	(f)
CSMC Trust, 2019-NQM1 A1, Step bond (2.656% to 11/25/23 then 3.656%)	2.656%	10/25/59	181,987	172,859	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4057 UI, IO	3.000%	5/15/27	230,112	7,720
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4085 IO, IO	3.000%	6/15/27	645,665	27,003
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA1 B1 (1 mo. USD LIBOR + 2.300%)	6.316%	1/25/50	440,000	420,165	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA2 M2 (1 mo. USD LIBOR + 1.850%)	5.866%	2/25/50	284,687	282,723	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA3 M1B (30 Day Average SOFR + 2.900%)	6.421%	4/25/42	600,000	575,029	(d)(f)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 1M2 (1 mo. USD LIBOR + 4.900%)	8.916%	11/25/24	281,263	288,810	(d)(f)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1B1 (1 mo. USD LIBOR + 4.850%)	8.866%	10/25/29	590,000	612,647	(d)(f)
Federal National Mortgage Association (FNMA) — CAS, 2017-C07 1B1 (1 mo. USD LIBOR + 4.000%)	8.044%	5/25/30	440,000	445,313	(d)(f)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1M2 (1 mo. USD LIBOR + 2.050%)	6.066%	1/25/40	59,492	58,493	(d)(f)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.000%	9/16/46	1,330,492	13	(f)
Government National Mortgage Association (GNMA), 2012-44 IO, IO	0.029%	3/16/49	246,829	35	(f)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.128%	2/16/53	756,137	2,602	(f)
Government National Mortgage Association (GNMA), 2012-152 IO, IO	0.583%	1/16/54	2,077,227	32,938	(f)

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2022 Annual Report	15

Consolidated schedule of investments (cont’d)

November 30, 2022

Western Asset Inflation-Linked Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (g) — continued
Government National Mortgage Association (GNMA), 2014-47 IA, IO	0.146%	2/16/48	127,490		$812	(f)
Government National Mortgage Association (GNMA), 2014-50 IO, IO	0.629%	9/16/55	550,540		14,381	(f)
Government National Mortgage Association (GNMA), 2014-169 IO, IO	0.629%	10/16/56	5,660,802		128,851	(f)
Government National Mortgage Association (GNMA), 2015-101 IO, IO	0.287%	3/16/52	4,073,049		55,443	(f)
Government National Mortgage Association (GNMA), 2015-183 IO, IO	0.533%	9/16/57	6,185,868		153,820	(f)
GSR Mortgage Loan Trust, 2004-11 1A1	4.250%	9/25/34	26,939		25,259	(f)
Hawaii Hotel Trust, 2019-MAUI F (1 mo. USD LIBOR + 2.750%)	6.625%	5/15/38	170,000		161,580	(d)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.844%	1/16/37	2,270,000		1,839,401	(d)(f)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	3.108%	2/25/34	3,270		2,988	(f)
MRCD Mortgage Trust, 2019-PARK A	2.718%	12/15/36	850,000		781,774	(d)
New Residential Mortgage Loan Trust, 2014-1A A	3.750%	1/25/54	337,590		313,041	(d)(f)
PRKCM Trust, 2021-AFC1 A1	1.510%	8/25/56	785,103		628,695	(d)(f)
RAMP Trust, 2004-SL4 A5	7.500%	7/25/32	34,465		15,259
SREIT Trust, 2021-PALM B (1 mo. USD LIBOR + 0.810%)	4.685%	10/15/34	830,000		778,586	(d)(f)
Towd Point Mortgage Trust, 2015-2 1B3	3.414%	11/25/60	950,000		778,654	(d)(f)
Towd Point Mortgage Trust, 2020-2 M1B	3.000%	4/25/60	250,000		190,654	(d)(f)
Total Collateralized Mortgage Obligations (Cost — $18,149,973)					14,362,508
Sovereign Bonds — 3.4%
Brazil — 0.3%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	2,920,000	BRL	560,844
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	965,000	BRL	170,791
Total Brazil					731,635
Chile — 0.9%
Bonos de la Tesoreria de la Republica en pesos, Bonds	5.000%	3/1/35	2,060,000,000	CLP	2,244,909
Indonesia — 1.2%
Indonesia Treasury Bond	7.000%	5/15/27	43,881,000,000	IDR	2,834,002

See Notes to Consolidated Financial Statements.

16	Western Asset Inflation-Linked Income Fund 2022 Annual Report

Western Asset Inflation-Linked Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — 0.9%
Mexican Bonos, Bonds	8.000%	11/7/47	16,190,000	MXN	$737,482
Mexico Government International Bond, Senior Notes	4.500%	4/22/29	1,480,000		1,438,953
Total Mexico					2,176,435
Nigeria — 0.1%
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	200,000		160,484	(d)
Total Sovereign Bonds (Cost — $10,102,365)					8,147,465
Non-U.S. Treasury Inflation Protected Securities — 2.0%
Brazil — 1.1%
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	8/15/50	14,467,704	BRL	2,773,364
Russia — 0.9%
Russian Federal Inflation Linked Bond — OFZ, Senior Notes	2.500%	2/2/28	298,934,253	RUB	2,106,378	*(h)
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $8,333,130)					4,879,742
Asset-Backed Securities — 1.0%
Countrywide Home Equity Loan Trust, 2005-C 2A (1 mo. USD LIBOR + 0.180%)	4.055%	7/15/35	210,389		194,554	(f)
Countrywide Home Equity Loan Trust, 2006-I 2A (1 mo. USD LIBOR + 0.140%)	4.015%	1/15/37	335,174		306,907	(f)
First Franklin Mortgage Loan Trust, 2006-FF15 A5 (1 mo. USD LIBOR + 0.160%)	4.204%	11/25/36	360,311		350,800	(f)
Morgan Stanley ABS Capital Inc. Trust, 2004-HE7 M1 (1 mo. USD LIBOR + 0.900%)	4.944%	8/25/34	575,704		542,459	(f)
Saxon Asset Securities Trust, 2006-3 A4 (1 mo. USD LIBOR + 0.240%)	4.284%	10/25/46	1,110,000		923,676	(f)
Total Asset-Backed Securities (Cost — $2,441,581)					2,318,396
Mortgage-Backed Securities — 0.3%
FNMA — 0.3%
Federal National Mortgage Association (FNMA)	2.680%	1/1/35-2/1/35	300,000		246,513
Federal National Mortgage Association (FNMA)	2.790%	1/1/35	463,656		397,388	(f)
Total Mortgage-Backed Securities (Cost — $766,875)					643,901
U.S. Government & Agency Obligations — 0.0%††
U.S. Government Obligations — 0.0%††
U.S. Treasury Notes (Cost — $88,773)	1.375%	11/15/31	90,000		74,464
Total Investments before Short-Term Investments (Cost — $415,927,743)					383,620,647

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2022 Annual Report	17

Consolidated schedule of investments (cont’d)

November 30, 2022

Western Asset Inflation-Linked Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Shares	Value
Short-Term Investments — 1.5%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $3,529,871)	3.749%	3,529,871	$3,529,871	(i)(j)
Total Investments — 160.2% (Cost — $419,457,614)			387,150,518
Liabilities in Excess of Other Assets — (60.2)%			(145,452,939)
Total Net Assets — 100.0%			$241,697,579

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	All or a portion of this security is held at the broker as collateral for open swap contracts.

(c)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(h)	The coupon payment on this security is currently in default as of November 30, 2022.

(i)	Rate shown is one-day yield as of the end of the reporting period.

(j)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At November 30, 2022, the total market value of investments in Affiliated Companies was $3,529,871 and the cost was $3,529,871 (Note 8).

See Notes to Consolidated Financial Statements.

18	Western Asset Inflation-Linked Income Fund 2022 Annual Report

Western Asset Inflation-Linked Income Fund

Abbreviation(s) used in this schedule:

ARM	— Adjustable Rate Mortgage

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

CLP	— Chilean Peso

GTD	— Guaranteed

IDR	— Indonesian Rupiah

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

REMIC	— Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At November 30, 2022, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Morgan Stanley & Co. Inc.	3.100%	9/6/2022	12/5/2022	$158,900,000	U.S. Treasury Inflation Protected Securities	$155,262,258
					Cash	7,729,000
				$158,900,000		$162,991,258

*	Refer to the Consolidated Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	Including accrued interest.

At November 30, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Copper	56	3/23	$5,027,819	$5,233,200	$205,381
Euro	4	12/22	510,242	521,425	11,183
Gold 100 Ounce	43	2/23	7,587,888	7,567,570	(20,318)
Japanese Yen	35	12/22	3,096,050	3,178,218	82,168
U.S. Treasury 10-Year Notes	33	3/23	3,722,684	3,745,500	22,816
WTI Crude	182	4/23	15,803,725	14,667,380	(1,136,345)
					(835,115)

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2022 Annual Report	19

Consolidated schedule of investments (cont’d)

November 30, 2022

Western Asset Inflation-Linked Income Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
U.S. Treasury Long-Term Bonds	57	3/23	$7,244,673	$7,239,000	$5,673
U.S. Treasury Ultra Long- Term Bonds	37	3/23	5,119,811	5,042,406	77,405
WTI Crude	83	12/22	7,202,641	6,685,650	516,991
					600,069
Net unrealized depreciation on open futures contracts					$(235,046)

At November 30, 2022, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	219,765,423	USD	2,645,545	Goldman Sachs Group Inc.	1/18/23	$46,391
MYR	11,350,000	USD	2,437,191	Goldman Sachs Group Inc.	1/18/23	120,353
BRL	3,283,876	USD	614,268	JPMorgan Chase & Co.	1/18/23	12,652
USD	1,023,288	IDR	15,639,930,000	JPMorgan Chase & Co.	1/18/23	29,768
USD	1,972,468	JPY	282,422,892	JPMorgan Chase & Co.	1/18/23	(86,285)
CAD	1,400,000	USD	1,020,023	Morgan Stanley & Co. Inc.	1/18/23	21,574
CAD	1,900,000	USD	1,380,173	Morgan Stanley & Co. Inc.	1/18/23	33,423
COP	19,717,872,601	USD	4,175,569	Morgan Stanley & Co. Inc.	1/18/23	(126,532)
USD	1,974,560	CAD	2,696,401	Morgan Stanley & Co. Inc.	1/18/23	(31,556)
USD	2,139,273	CLP	2,055,477,440	Morgan Stanley & Co. Inc.	1/18/23	(150,520)
Total						$(130,732)

Abbreviation(s) used in this table:

BRL	— Brazilian Real

CAD	— Canadian Dollar

CLP	— Chilean Peso

COP	— Colombian Peso

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MYR	— Malaysian Ringgit

USD	— United States Dollar

See Notes to Consolidated Financial Statements.

20	Western Asset Inflation-Linked Income Fund 2022 Annual Report

Western Asset Inflation-Linked Income Fund

At November 30, 2022, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.HY.39 Index	$7,024,000	12/20/27	5.000% quarterly	$131,762	$(337,219)	$468,981
Markit CDX.NA.IG.38 Index	16,226,000	6/20/27	1.000% quarterly	214,459	190,007	24,452
Markit CDX.NA.IG.39 Index	48,028,000	12/20/27	1.000% quarterly	523,515	9,129	514,386
Total	$71,278,000			$869,736	$(138,083)	$1,007,819

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2022 Annual Report	21

Consolidated statement of assets and liabilities

November 30, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $415,927,743)	$383,620,647
Investments in affiliated securities, at value (Cost — $3,529,871)	3,529,871
Foreign currency, at value (Cost — $781,389)	791,398
Deposits with brokers for open reverse repurchase agreements	7,729,000
Deposits with brokers for centrally cleared swap contracts	2,511,868
Interest receivable	1,687,363
Deposits with brokers for open futures contracts	1,273,570
Receivable from brokers — net variation margin on open futures contracts	408,312
Unrealized appreciation on forward foreign currency contracts	264,161
Deposits with brokers for OTC derivatives	250,000
Receivable from brokers — net variation margin on centrally cleared swap contracts	222,786
Foreign currency collateral for open futures contracts, at value (Cost — $129,614)	126,147
Dividends receivable from affiliated investments	19,784
Prepaid expenses	2,095
Total Assets	402,437,002

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	158,900,000
Interest expense payable	1,176,743
Unrealized depreciation on forward foreign currency contracts	394,893
Investment management fee payable	113,009
Administration fee payable	16,228
Trustees’ fees payable	2,493
Accrued expenses	136,057
Total Liabilities	160,739,423
Total Net Assets	$241,697,579

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 23,322,256 shares issued and outstanding	$298,679,256
Total distributable earnings (loss)	(56,981,677)
Total Net Assets	$241,697,579

Shares Outstanding	23,322,256

Net Asset Value	$10.36

See Notes to Consolidated Financial Statements.

22	Western Asset Inflation-Linked Income Fund 2022 Annual Report

Consolidated statement of operations

For the Year Ended November 30, 2022

Investment Income:
Interest	$30,063,745
Dividends from affiliated investments	62,216
Less: Foreign taxes withheld	(36,210)
Total Investment Income	30,089,751

Expenses:
Interest expense (Note 3)	1,900,952
Investment management fee (Note 2)	1,562,171
Excise tax (Note 1)	494,345
Administration fees (Note 2)	223,168
Transfer agent fees	86,298
Fund accounting fees	78,814
Audit and tax fees	64,413
Legal fees	46,956
Shareholder reports	18,639
Trustees’ fees	15,884
Stock exchange listing fees	12,500
Commodity pool reports	12,000
Custody fees	11,589
Insurance	2,358
Miscellaneous expenses	2,262
Total Expenses	4,532,349
Less: Fee waivers and/or expense reimbursements (Note 2)	(4,068)
Net Expenses	4,528,281
Net Investment Income	25,561,470

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions in unaffiliated securities	(5,151,064)
Futures contracts	(9,653,970)
Swap contracts	(291,406)
Forward foreign currency contracts	(292,054)
Foreign currency transactions	(276,143)
Net Realized Loss	(15,664,637)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(65,415,261)
Futures contracts	732,961
Swap contracts	691,566
Forward foreign currency contracts	(13,964)
Foreign currencies	23,964
Change in Net Unrealized Appreciation (Depreciation)	(63,980,734)
Net Loss on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(79,645,371)
Decrease in Net Assets From Operations	$(54,083,901)

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2022 Annual Report	23

Consolidated statements of changes in net assets

For the Years Ended November 30,	2022	2021

Operations:
Net investment income	$25,561,470	$20,440,469
Net realized gain (loss)	(15,664,637)	32,250,406
Change in net unrealized appreciation (depreciation)	(63,980,734)	(20,447,557)
Increase (Decrease) in Net Assets From Operations	(54,083,901)	32,243,318

Distributions to Shareholders From (Note 1):
Total distributable earnings	(46,178,067)	(23,517,580)
Decrease in Net Assets From Distributions to Shareholders	(46,178,067)	(23,517,580)

Fund Share Transactions:
Cost of shares repurchased through tender offer (0 and 5,830,564 shares repurchased, respectively) (Note 5)	—	(81,569,590)
Decrease in Net Assets From Fund Share Transactions	—	(81,569,590)
Decrease in Net Assets	(100,261,968)	(72,843,852)

Net Assets:
Beginning of year	341,959,547	414,803,399
End of year	$241,697,579	$341,959,547

See Notes to Consolidated Financial Statements.

24	Western Asset Inflation-Linked Income Fund 2022 Annual Report

Consolidated statement of cash flows

For the Year Ended November 30, 2022

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(54,083,901)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(129,050,086)
Sales of portfolio securities	193,860,888
Net purchases, sales and maturities of short-term investments	3,290,543
Net inflation adjustment	(26,832,445)
Net amortization of premium (accretion of discount)	5,234,996
Securities litigation proceeds	4,320
Decrease in interest receivable	207,519
Increase in receivable from brokers — net variation margin on centrally cleared swap contracts	(222,786)
Decrease in prepaid expenses	633
Increase in dividends receivable from affiliated investments	(19,784)
Increase in receivable from brokers — net variation margin on open futures contracts	(408,312)
Decrease in payable to brokers — net variation margin on centrally cleared swap contracts	(107,965)
Decrease in deposits from brokers for open reverse repurchase agreements	(1,381,000)
Decrease in payable for securities purchased	(138,826)
Decrease in investment management fee payable	(33,944)
Increase in Trustees’ fees payable	1,727
Decrease in administration fee payable	(4,766)
Increase in interest expense payable	1,123,684
Decrease in accrued expenses	(111,728)
Decrease in payable to brokers — net variation margin on futures contracts	(735,767)
Net realized loss on investments	5,151,064
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency contracts	65,429,225
Net Cash Provided in Operating Activities*	61,173,289

Cash Flows from Financing Activities:
Distributions paid on common stock	(46,178,067)
Decrease in payable for open reverse repurchase agreements	(7,487,500)
Net Cash Used by Financing Activities	(53,665,567)
Net Increase in Cash and Restricted Cash	7,507,722
Cash and restricted cash at beginning of year	5,174,261
Cash and restricted cash at end of year	$12,681,983

*	Included in operating expenses is $777,268 paid for interest on borrowings.

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2022 Annual Report	25

Consolidated statement of cash flows (cont’d)

For the Year Ended November 30, 2022

The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Consolidated Statement of Assets and Liabilities that sums to the total of such amounts shown on the Consolidated Statement of Cash Flows.

November 30, 2022
Cash	$791,398
Restricted cash	11,890,585
Total cash and restricted cash shown in the Consolidated Statement of Cash Flows	$12,681,983

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts and for reverse repurchase agreements. It is separately reported on the Consolidated Statement of Assets and Liabilities as Deposits with brokers.

See Notes to Consolidated Financial Statements.

26	Western Asset Inflation-Linked Income Fund 2022 Annual Report

Consolidated financial highlights

For a share of common stock outstanding throughout each year ended November 30:
	2022[1]	2021[1]	2020[1]	2019[1]	2018[1]

Net asset value, beginning of year	$14.66	$14.23	$13.21	$12.35	$13.09

Income (loss) from operations:
Net investment income	1.10	0.86	0.29	0.32	0.33
Net realized and unrealized gain (loss)	(3.42)	0.44	1.11	0.95	(0.66)
Total income (loss) from operations	(2.32)	1.30	1.40	1.27	(0.33)

Less distributions from:
Net investment income[2]	(1.37)	(0.01)	(0.12)	(0.41)	(0.41)
Net realized gains[2]	(0.61)	(0.89)	(0.26)	—	—
Total distributions	(1.98)	(0.90)	(0.38)	(0.41)	(0.41)
Anti-dilutive impact of tender offer	—	0.03 [3]	—	—	—

Net asset value, end of year	$10.36	$14.66	$14.23	$13.21	$12.35

Market price, end of year	$8.99	$14.09	$13.17	$11.96	$10.69
Total return, based on NAV[4,5]	(17.37)%	9.68%	10.88%	10.43%	(2.49)%
Total return, based on Market Price[6]	(24.30)%	14.29%	13.70%	16.03%	(4.61)%

Net assets, end of year (millions)	$242	$342	$415	$385	$360

Ratios to average net assets:
Gross expenses	1.62%	0.83%	1.31%	1.93%	1.83%
Net expenses[7]	1.61 [8]	0.83 [8]	1.31	1.93	1.62 [8]
Net investment income	9.12	5.96	2.20	2.46	2.60

Portfolio turnover rate	30%	26%	47%	38%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Per share amounts for the fiscal years ended November 30, 2021 and November 30, 2020 have been updated to reflect the final character of distributions paid.

[3]	The tender offer was completed at a price of $13.99 for 5,830,564 shares and $81,569,590 for the year ended November 30, 2021.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[6]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[7]

The investment adviser has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2022 Annual Report	27

Notes to consolidated financial statements

1. Organization and significant accounting policies

Western Asset Inflation-Linked Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on September 26, 2003.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective. Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total managed assets in inflation-linked securities and at least 60% of its total managed assets in U.S. Treasury Inflation Protected Securities (“TIPS”). The Fund may also invest up to 40% of its total managed assets in non-U.S. dollar investments. The Fund can invest no more than 10% of its total managed assets in securities rated below investment grade at the time of purchase (or, if unrated, assets of comparable quality as determined by management). If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. The Fund may invest up to 25% of its total assets in the Subsidiary; although 10% of total managed assets may be utilized for commodity-related strategies. These financial statements are consolidated financial statements of the Fund and the Subsidiary. All interfund transactions have been eliminated in consolidation.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946, Financial Services - Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price

28	Western Asset Inflation-Linked Income Fund 2022 Annual Report

on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the adviser to be unreliable, the market price may be determined by the adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s adviser has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s adviser is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s adviser and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Inflation-Linked Income Fund 2022 Annual Report	29

Notes to consolidated financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
U.S. Treasury Inflation Protected Securities	—	$325,640,522	—	$325,640,522
Corporate Bonds & Notes	—	27,553,649	—	27,553,649
Collateralized Mortgage Obligations	—	14,362,508	—	14,362,508
Sovereign Bonds	—	8,147,465	—	8,147,465
Non-U.S. Treasury Inflation Protected Securities	—	4,879,742	—	4,879,742
Asset-Backed Securities	—	2,318,396	—	2,318,396
Mortgage-Backed Securities	—	643,901	—	643,901
U.S. Government & Agency Obligations	—	74,464	—	74,464
Total Long-Term Investments	—	383,620,647	—	383,620,647
Short-Term Investments†	$3,529,871	—	—	3,529,871
Total Investments	$3,529,871	$383,620,647	—	$387,150,518
Other Financial Instruments:
Futures Contracts††	$921,617	—	—	$921,617
Forward Foreign Currency Contracts††	—	$264,161	—	264,161
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	1,007,819	—	1,007,819
Total Other Financial Instruments	$921,617	$1,271,980	—	$2,193,597
Total	$4,451,488	$384,892,627	—	$389,344,115

30	Western Asset Inflation-Linked Income Fund 2022 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$1,156,663	—	—	$1,156,663
Forward Foreign Currency Contracts††	—	$394,893	—	394,893
Total	$1,156,663	$394,893	—	$1,551,556

†	See Consolidated Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract,

Western Asset Inflation-Linked Income Fund 2022 Annual Report	31

Notes to consolidated financial statements (cont’d)

the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Consolidated Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount.

32	Western Asset Inflation-Linked Income Fund 2022 Annual Report

As of November 30, 2022, the total notional value of all credit default swaps to sell protection was $71,278,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended November 30, 2022, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Consolidated Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the

Western Asset Inflation-Linked Income Fund 2022 Annual Report	33

Notes to consolidated financial statements (cont’d)

Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed

34	Western Asset Inflation-Linked Income Fund 2022 Annual Report

upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will pledge cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Consolidated Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Consolidated Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Consolidated Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Consolidated Statement of Cash Flows.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually

Western Asset Inflation-Linked Income Fund 2022 Annual Report	35

Notes to consolidated financial statements (cont’d)

received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.

36	Western Asset Inflation-Linked Income Fund 2022 Annual Report

Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment adviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

As of November 30, 2022, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $394,893. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of November 30, 2022, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $250,000 which could be used to reduce the required payment.

Western Asset Inflation-Linked Income Fund 2022 Annual Report	37

Notes to consolidated financial statements (cont’d)

At November 30, 2022, the Fund held non-cash collateral from Goldman Sachs Group Inc. and JPMorgan Chase & Co. in the amount of $96,831 and $12,503, respectively. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Trustees. The actual source of the Fund’s monthly distributions may be from net investment income, realized capital gains, return of capital or a combination thereof. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). Shareholders will be informed of the tax characteristics of the distributions after the close of the 2022 fiscal year. The Board of Trustees may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income

38	Western Asset Inflation-Linked Income Fund 2022 Annual Report

and realized gains for the calendar year. During the period, the Fund paid $599,258 of federal income taxes attributable to calendar year 2021. The Fund anticipates being subject to an excise tax of approximately $561,000 for the calendar year 2022, of which $34,000 was accrued as of November 30, 2022.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$494,345	$(494,345)

(a)	Reclassifications are due to a non-deductible excise tax accrued by the Fund.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Management Agreement with Western Asset Management Company, LLC (“Western Asset” or the “Investment Adviser”), which provides for payment of a monthly fee computed at the annual rate of 0.35% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” liabilities associated with any instrument or transactions used by the Investment Adviser to leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) are not considered a liability.

During periods when the Fund is using leverage, the fee paid to the Investment Adviser for advisory services will be higher than if the Fund did not use leverage because the fee paid will be calculated on the basis of the Fund’s average weekly assets, which includes the assets attributable to leverage.

Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Ltd (“Western Asset Japan” and together with Western Asset Singapore and Western Asset London, the “Non-U.S. Advisers”) are also the Fund’s investment advisers. Western Asset Singapore, Western Asset London and Western Asset Japan provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. denominated securities. Western Asset Singapore, Western Asset London and Western Asset Japan do not receive any compensation from the Fund.

Western Asset Inflation-Linked Income Fund 2022 Annual Report	39

Notes to consolidated financial statements (cont’d)

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Administrator”), an affiliate of the Investment Adviser, provides certain administrative, accounting, shareholder servicing and corporate secretarial and related functions pursuant to an Administrative Services Agreement with the Fund. The Fund pays the Administrator a monthly fee at the annual rate of 0.05% of the Fund’s average weekly assets.

The Investment Adviser has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waivers”).

During the year ended November 30, 2022, fees waived and/or expenses reimbursed amounted to $4,068, all of which was an affiliated money market fund waiver.

Western Asset, Western Asset Singapore, Western Asset London, Western Asset Japan and LMFPA are indirect, wholly-owned subsidiaries of Franklin Resources, Inc.

3. Investments

During the year ended November 30, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$2,069,884	$126,980,202
Sales	27,504,371	166,356,517

At November 30, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$419,398,284	$494,631	$(32,742,397)	$(32,247,766)
Futures contracts	—	921,617	(1,156,663)	(235,046)
Forward foreign currency contracts	—	264,161	(394,893)	(130,732)
Swap contracts	(138,083)	1,007,819	—	1,007,819

Transactions in reverse repurchase agreements for the Fund during the year ended November 30, 2022 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$164,472,580	1.139%	$166,387,500

*	Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.140% to 3.100% during the year ended November 30, 2022. Interest expense incurred on reverse repurchase agreements totaled $1,899,829.

40	Western Asset Inflation-Linked Income Fund 2022 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at November 30, 2022.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Commodity Risk	Total
Futures contracts[2]	$105,894	$93,351	—	$722,372	$921,617
Forward foreign currency contracts	—	264,161	—	—	264,161
Centrally cleared swap contracts[3]	—	—	$1,007,819	—	1,007,819
Total	$105,894	$357,512	$1,007,819	$722,372	$2,193,597

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Commodity Risk	Total
Futures contracts[2]	—	$1,156,663	$1,156,663
Forward foreign currency contracts	$394,893	—	394,893
Total	$394,893	$1,156,663	$1,551,556

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Consolidated Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended November 30, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Commodity Risk	Total
Purchased options[1]	—	—	—	$(60,568)	$(60,568)
Futures contracts	$(10,985,198)	$(235,828)	—	1,567,056	(9,653,970)
Swap contracts	759,732	—	$(1,051,138)	—	(291,406)
Forward foreign currency contracts	—	(292,054)	—	—	(292,054)
Total	$(10,225,466)	$(527,882)	$(1,051,138)	$1,506,488	$(10,297,998)

Western Asset Inflation-Linked Income Fund 2022 Annual Report	41

Notes to consolidated financial statements (cont’d)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in the Consolidated Statement of Operations.

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Commodity Risk	Total
Futures contracts	$(116,486)	$444,136	—	$405,311	$732,961
Swap contracts	(672,733)	—	$1,364,299	—	691,566
Forward foreign currency contracts	—	(13,964)	—	—	(13,964)
Total	$(789,219)	$430,172	$1,364,299	$405,311	$1,410,563

During the year ended November 30, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$5,169
Futures contracts (to buy)	218,223,786
Futures contracts (to sell)	49,856,981
Forward foreign currency contracts (to buy)	21,964,212
Forward foreign currency contracts (to sell)	17,809,615

Average Notional Balance
Interest rate swap contracts†	$38,669,231
Credit default swap contracts (sell protection)	77,627,237

†	At November 30, 2022, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of November 30, 2022.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Goldman Sachs Group Inc.	$166,744	—	$166,744	$(96,831)	$69,913
JPMorgan Chase & Co.	42,420	$(86,285)	(43,865)	(12,503)	(56,368)
Morgan Stanley & Co. Inc.	54,997	(308,608)	(253,611)	250,000	(3,611)
Total	$264,161	$(394,893)	$(130,732)	$140,666	$9,934

42	Western Asset Inflation-Linked Income Fund 2022 Annual Report

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Consolidated Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Tender offer

On November 24, 2020, the Fund announced that the Fund’s Board of Trustees had approved a cash tender offer for up to 20% of the Fund’s outstanding common shares (the “Shares”) at a price per Share equal to 99% of the Fund’s net asset value per Share as of the business day immediately following the expiration date of the tender offer. On November 25, 2020, the Fund commenced its tender offer. On December 28, 2020, the tender offer expired. Pursuant to the terms of the tender offer, the Fund repurchased Shares tendered and accepted in the tender offer in exchange for cash. On December 30, 2020, the Fund announced the final results of the tender offer. A total of 20,871,974 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 5,830,564 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering shareholders on a pro rata basis, disregarding fractions. Payment for such shares was made on December 31, 2020. The purchase price of properly tendered Shares was $13.99 per Share, equal to 99% of the per Share net asset value of $14.13 as of the close of the regular trading session on the New York Stock Exchange on December 29, 2020. Shares that were not tendered remain outstanding.

6. Distributions subsequent to November 30, 2022

The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
12/22/2022	12/30/2022	$0.2700	*
1/24/2023	1/31/2023	$0.0500
2/21/2023	2/28/2023	$0.0500

*	December 2022 distributions consist of the regular monthly distribution of $0.0500 and a special distribution of $0.2200 per share.

7. Share repurchase program

On March 2, 2016, the Fund announced that the Fund’s Board of Trustees (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common shares when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase the Fund’s common shares at such times and in such amounts as management reasonably believes may enhance shareholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the years ended November 30, 2022 and November 30, 2021, the Fund did not repurchase any shares.

Western Asset Inflation-Linked Income Fund 2022 Annual Report	43

Notes to consolidated financial statements (cont’d)

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended November 30, 2022. The following transactions were effected in such company for the year ended November 30, 2022.

	Affiliate Value at November 30,	Purchased		Sold
	2021	Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$4,624,134	$190,472,230	190,472,230	$191,566,493	191,566,493

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at November 30, 2022
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$62,216	—	$3,529,871

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$45,725,291	$15,172,994
Net long-term capital gains	452,776	8,344,586
Total distributions paid	$46,178,067	$23,517,580

As of November 30, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$25,780,717
Deferred capital losses*	(50,802,344)
Other book/tax temporary differences(a)	(360,990)
Unrealized appreciation (depreciation)(b)	(31,599,060)
Total distributable earnings (loss) — net	$(56,981,677)

44	Western Asset Inflation-Linked Income Fund 2022 Annual Report

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, book/tax differences in the accrual of interest income on securities in default and the difference between the book and tax cost basis in underlying investments.

10. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

11. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

*  *  *

Western Asset Inflation-Linked Income Fund 2022 Annual Report	45

Notes to consolidated financial statements (cont’d)

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Fund could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion. At November 30, 2022, the Fund had 0.87% of its net assets invested in securities with significant economic risk or exposure to Russia.

46	Western Asset Inflation-Linked Income Fund 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of Western Asset Inflation-Linked Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Western Asset Inflation-Linked Income Fund and its subsidiary (the “Fund”) as of November 30, 2022, the related consolidated statements of operations and cash flows for the year ended November 30, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the consolidated financial highlights for each of the five years in the period ended November 30, 2022 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the five years in the period ended November 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

January 25, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Inflation-Linked Income Fund 2022 Annual Report	47

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Inflation-Linked Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s annual proxy statement includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees, Class II
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees, Class II
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Director (since 2022) and formerly Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (2018 to 2022)

48	Western Asset Inflation-Linked Income Fund

Independent Trustees† (cont’d)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees, Class II
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees, Class I
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); and Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees, Class I
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); and formerly, AutoNation, Inc. (2010 to 2018)

Western Asset Inflation-Linked Income Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees, Class I
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees, Class III
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); and Trustee, University of Southern California (since 1994)

50	Western Asset Inflation-Linked Income Fund

Independent Trustees† (cont’d)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees, Class III
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); and Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees, and Coordinator of Alternative Investments, Class III
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (2015 to 2022); Ralph M. Parson Foundation (since 2015); Kaiser Family Foundation (since 2012); and Edison International (since 2011)

Western Asset Inflation-Linked Income Fund	51

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee and Member of Investment and Performance Committee, Class I
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer, Class II
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 128 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	128
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

52	Western Asset Inflation-Linked Income Fund

Additional Officers (cont’d)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia* Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2022
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020) and Assistant Secretary of certain funds in the fund complex (2020 to 2022)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Western Asset Inflation-Linked Income Fund	53

Additional Officers (cont’d)

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective February 10, 2022, Mr. Mandia became a Senior Vice President.

[1]

The Fund’s Board of Trustees is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Trustees expire at the Annual Meetings of Stockholders in the year 2025, year 2023 and year 2024, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a member of the Boards of Western Asset Inflation-Linked Opportunities & Income Fund, Western Asset Investment Grade Income Fund Inc. and Western Asset Premier Bond Fund (each a closed-end investment company) and the portfolios of Western Asset Funds, Inc., Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Variable Income Trust and Master Portfolio Trust (each an open-end investment company), which are all considered part of the same fund complex as the Fund.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

54	Western Asset Inflation-Linked Income Fund

Annual principal executive officer and principal financial officer certifications (unaudited)

The Fund’s Principal Executive Officer (“PEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s PEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Inflation-Linked Income Fund	55

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Franklin Resources Inc.

Compliance Department

280 Park Ave, 8th Floor

New York, NY 10017

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

56	Western Asset Inflation-Linked Income Fund

Summary of information regarding the Fund (unaudited)

Investment Objectives

The Fund’s primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective.

Principal Investment Policies and Strategies

Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total managed assets1 in inflation-linked securities and at least 60% of its total managed assets in U.S. Treasury Inflation Protected Securities (“TIPS”).2 The Fund may also invest up to 40% of its total managed assets in non-U.S. dollar investments, which gives the Fund flexibility to invest up to 40% of its total managed assets in non-U.S. dollar inflation-linked securities (no more than 20% of its non-U.S. dollar exposure may be unhedged). The Fund may invest no more than 10% of its total managed assets in investments rated below investment grade at the time of purchase (or, if unrated, assets of comparable quality as determined by management).

The Fund may engage in currency strategies, using instruments such as currency forwards, futures and options, to take long and short foreign currency positions subject to a limit of exposure from such strategies to 40% of total managed assets. This capacity is in addition to the capacity to have 20% unhedged exposure to non-U.S. dollar currencies through the purchase of fixed income securities.

The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. The Fund may invest up to 25% of its total assets in the Subsidiary; although 10% of total managed assets may be utilized for commodity-related strategies. Exposure to commodities is expected to be achieved using a variety of instruments, such as futures contracts, options and other derivatives, or through investments in exchange-traded products that offer exposure to commodities. The Fund does not expect to hold physical commodities.

Each of the foregoing policies is a non-fundamental policy that may be changed without shareholder approval. The Fund also has the following non-fundamental policy, which, to the extent required by applicable law, may only be changed after notice to shareholders: under normal market conditions, the Fund will invest at least 80% of its total managed assets in inflation-protected securities and non-inflation-protected securities and

[1]	“Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

[2]

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

Western Asset Inflation-Linked Income Fund	57

Summary of information regarding the Fund (unaudited) (cont’d)

instruments with the potential to enhance the Fund’s income.

To the extent permitted by the foregoing policies, the Fund may invest in emerging markets debt securities.

Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets. To the extent the Fund covers its commitments under these transactions, investment in these transactions will not be considered leverage for purposes of the Fund’s policy on the amount of leverage it may incur. The Fund currently expects that the average effective duration3 of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. The Fund may enter into credit default swap contracts, interest rate swap contracts and total return swap contracts for investment purposes, to manage its credit risk or to add leverage. There can be no assurance that the Fund will achieve its investment objectives.

The Fund seeks to offer an inflation hedge through investments in global inflation-linked securities, and primarily in U.S. TIPS. The Fund also seeks to offer shareholders certain additional advantages through the ability to invest in other fixed income asset classes, which may result in higher total returns and higher distribution rates. These asset classes include select investments in high-yield and investment grade credit, emerging markets and structured products.

The Fund may invest up to 20% of its total managed assets in securities that are not inflation-linked securities, such as corporate debt that is not inflation-linked, that are investment grade in quality at the time of their purchase. The Fund may invest up to 10% of its total managed assets in securities that are not inflation-linked securities, such as corporate debt that is not inflation-linked, that are rated below investment grade at the time of purchase (or, if unrated, assets of comparable quality as determined by management). If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. Investment grade quality debt securities are debt securities rated within a rating agency’s four highest grades (Baa or BBB or higher by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or a similar rating of another nationally recognized rating agency) or debt securities that are unrated but judged to be of comparable quality by Western Asset.

The Fund may enter into short sales, use reverse repurchase agreements and dollar rolls, and engage in other types of transactions, including derivative transactions (such as

[3]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates. Funds that employ leverage calculate effective duration based off of net assets.

58	Western Asset Inflation-Linked Income Fund

options, futures contracts and swaps, including credit default swaps), for risk management purposes or as part of its investment strategies.

The Fund may borrow money in an amount up to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities. Such borrowings are not considered leverage for purposes of the Fund’s policy on the amount of leverage it may incur.

Principal Risk Factors

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your common shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in the common shares represents an indirect investment in the fixed income securities and other investments owned by the Fund, most of which could be purchased directly. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your common shares may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Market Discount Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Whether investors will realize gains or losses upon the sale of the common share will depend not upon the Fund’s net asset value but upon whether the market price of the common share at the time of sale is above or below the investor’s purchase price for the common share.

Because the market price of the common share will be determined by factors such as relative supply of and demand for the common share in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the common share will trade at, above or below net asset value or at, above or below the initial public offering price. The Fund’s common share is designed primarily for long term investors and you should not view the Fund as a vehicle for trading purposes.

Risks Relating to U.S. TIPS. The value of inflation-protected securities such as U.S. TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if

Western Asset Inflation-Linked Income Fund	59

Summary of information regarding the Fund (unaudited) (cont’d)

inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of U.S. TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of U.S. TIPS.

Although the principal value of U.S. TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds U.S. TIPS, the Fund may earn less on the securities than on conventional debt securities. Any increase in principal value of U.S. TIPS caused by an increase in the CPI-U is taxable in the year the increase occurs, even though the Fund will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Internal Revenue Code of 1986, as amended (the “Code”).

If real interest rates rise (i.e., if interest rates rise due to reasons other than inflation), the value of the U.S. TIPS in the Fund’s portfolio will decline. In addition, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities.

The daily adjustment of the principal value of U.S. TIPS is currently tied to the non-seasonally adjusted CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Its calculation includes a three-month lag. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services. In addition, calculation of the CPI-U includes a three-month lag for purposes of determining the principal value of U.S. TIPS which, consequently, could have a negative impact on the value of U.S. TIPS under certain market conditions.

Fixed Income Securities Risk. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed income securities, including high-yield securities, are also subject to certain risks, including:

•

Issuer Risk. The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

•	Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the

60	Western Asset Inflation-Linked Income Fund

market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Additionally, such risk may be greater during the current period of historically low interest rates. Fluctuations in the market price of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may utilize certain strategies, including swaps, futures contracts, options on futures and options based on U.S. Treasury securities, for the purpose of reducing the interest rate sensitivity of the portfolio, although there is no assurance that it will do so or that such strategies will be successful. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk.

•

Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Debt securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

•

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s common share price, its distributions or its overall return.

•

Extension Risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Credit Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may

Western Asset Inflation-Linked Income Fund	61

Summary of information regarding the Fund (unaudited) (cont’d)

occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Lower and Unrated Securities Risk. The Fund may invest in below investment grade securities (commonly referred to as “high-yield” securities or “junk bonds”) at the time of investment. High yield debt securities are generally subject to greater credit risks than higher-grade debt securities, including the risk of default on the payment of interest or principal. High yield debt securities are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield debt securities tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Leverage risk. The value of your investment may be more volatile if the fund uses leverage-through borrowing of money and, under certain circumstances, reverse repurchase agreements, short sales, futures contracts, credit default swaps, dollar roll transactions and other investment techniques shareholder. The Fund’s leveraging strategy may not be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage will cause greater changes in the Fund’s net asset value than if leverage were not used. The Fund will also have to pay interest with respect to its leverage, which may reduce the Fund’s return. This expense may be greater than the Fund’s return on the underlying investments. It is anticipated that interest with respect to leverage will be based on shorter-term interest rates that would be periodically reset. There can be no assurance that the use of leverage will result in a higher yield on the shares. When leverage is employed, the net asset value and market price of the shares and the yield to shareholders will be more volatile. The use of leverage will cause the Fund’s net asset value to fall more sharply in response to increases in interest rates than it would in the absence of the use of leverage. Leverage creates two major types of risks for shareholders: the likelihood of greater volatility of net asset value and market price of the shares because changes in the value of the Fund’s assets, including investments bought with the proceeds from the use of leverage, are borne entirely by the shareholders; and the possibility either that net investment income will fall if the interest and dividend rates on leverage rise or that net investment income will fluctuate because the interest and dividend rates on leverage vary.

Because the fees received by Western Asset are based on the average weekly assets of the Fund (including assets represented by leverage), Western Asset has a financial incentive for the Fund to incur leverage, which may create a conflict of interest between Western Asset

62	Western Asset Inflation-Linked Income Fund

and the shareholders. The fees paid to Legg Mason Partners Fund Adviser are also based on the average weekly assets of the Fund.

Foreign Securities and Emerging Markets Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.

Foreign Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure.

Short Sales Risk. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, which may be substantial. A fund that engages in a short sale or short position may lose

Western Asset Inflation-Linked Income Fund	63

Summary of information regarding the Fund (unaudited) (cont’d)

more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the fund does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position.

Commodities Market Risk. The Fund may gain exposure to the commodities markets, including by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. The Fund and the Subsidiary are deemed “commodity pools” and the investment adviser is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The investment adviser, directly or through its affiliates, is subject to dual regulation by the Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”).

Due to recent regulatory changes, additional regulatory requirements may be imposed, and additional expenses may be incurred by the Fund. The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time. Investments by the Fund in commodity-linked derivatives may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered as an investment company and is not subject to all of the investor protections of the Investment Company Act of 1940 (the “1940 Act”). Changes in the laws of the United States and/or the Cayman Islands could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, shareholders would likely suffer decreased investment returns. The Fund’s exposure to commodities markets, including through the Subsidiary, may be limited by its intention to qualify as a regulated investment company for U.S. federal income tax purposes, and may interfere with its ability to qualify as such.

Mortgage-backed and Asset-backed Securities Risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these

64	Western Asset Inflation-Linked Income Fund

securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks.

Counterparty Risk. The Fund may enter into transactions with counterparties that become unable or unwilling to fulfill their contractual obligations. There can be no assurance that any such counterparty will not default on its obligations to the Fund. In the event of a counterparty default, the Fund may be hindered or delayed in exercising rights against a counterparty and may experience significant losses. To the extent that the Fund enters into multiple transactions with a single or small set of counterparties, the Fund will be subject to increased counterparty risk.

Derivatives Risk. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Effective August 19, 2022, the Fund began operating under Rule 18f-4 under the 1940 Act which, among other things, governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond

Western Asset Inflation-Linked Income Fund	65

Summary of information regarding the Fund (unaudited) (cont’d)

a specified limited amount to apply a value at risk (VaR) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy.

Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. When the Fund sells credit protection via a credit default swap, credit risk increases since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the Fund’s investments involves subjective judgment.

Inflation/Deflation Risk. Inflation risk is the risk that the Fund’s assets or income from the Fund’s investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s portfolio could decline. Inflation risk is expected to be greater with respect to the Fund’s investments in securities or instruments other than U.S. TIPS. Common shares and distributions on the common shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders Deflation risk is the risk that prices throughout the economy may decline over time--the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio. Because the principal amounts of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in such securities.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. Western Asset will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Anti-Takeover Provisions Risk. The Fund’s Agreement and Declaration of Trust and Bylaws include provisions that are intended to limit the ability of other entities or persons to

66	Western Asset Inflation-Linked Income Fund

acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its investment objective. Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders.

Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s recent invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

For example, the ongoing impact of COVID-19 and its subsequent variants have been rapidly evolving and have resulted in extreme volatility in the financial markets; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; and disruptions to supply chains, consumer demand and employee availability. Some sectors of the economy and individual issuers have experienced particularly large losses. While in the process of gradually reversing, these circumstances may continue for an extended period of time and may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal

Western Asset Inflation-Linked Income Fund	67

Summary of information regarding the Fund (unaudited) (cont’d)

Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Recently, inflation and interest rates have increased and may rise further. The COVID-19 pandemic could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Securities may become “illiquid securities” after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments in order to segregate assets or for other cash needs, the Fund may suffer a loss.

LIBOR Risk. The fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the U.K. Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. Various financial industry

68	Western Asset Inflation-Linked Income Fund

groups have been planning for the transition away from LIBOR, but there remains uncertainty regarding the impact of the transition from LIBOR on the fund’s transactions and the financial markets generally. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that rely on LIBOR and may adversely affect the fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

Operational risk. The valuation of the Fund’s investments may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or proprietary information, cause the Fund, Western Asset, the subadvisers and/or their service providers to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing or exchanging shares or receiving distributions. The Fund, Western Asset, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the manager. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

More Information

For a complete list of the Fund’s fundamental investment restrictions and more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s prospectus and statement of additional information, dated September 25, 2003, as amended or superseded by subsequent disclosures. The Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.

Western Asset Inflation-Linked Income Fund	69

Dividend reinvestment plan (unaudited)

The Fund and Computershare Inc. (“Agent”), as the Transfer Agent and Registrar of WIA, offer a convenient way to add shares of WIA to your account. WIA offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIA unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIA, if the market price of the shares on the date of the distribution is at or above the net asset value (NAV) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIA through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional information regarding the plan

WIA will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any share split, share dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to Computershare Inc., P.O. Box 43006 Providence, RI 02940-3078. Investor Relations telephone number 1-888-888-0151.

70	Western Asset Inflation-Linked Income Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended November 30, 2022:

	Pursuant to:	Amount Reported
Long-Term Capital Gain Dividends Distributed	§852(b)(3)(C)	$ 452,776
Qualified Net Interest Income (QII)	§871(k)(1)(c)	$25,353,251
Short-Term Capital Gain Dividends Distributed	§871(k)(2)(C)	$13,884,585
Section 163(j) Interest Earned	§163(j)	$33,588,056
Interest Earned from Federal Obligations	Note (1)	$29,507,000

Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

Western Asset Inflation-Linked Income Fund	71

Western Asset

Inflation-Linked Income Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Marc A. De Oliveira

Secretary and Chief Legal Officer

Thomas C. Mandia*

Senior Vice President

Jeanne M. Kelly

Senior Vice President

Western Asset Inflation-Linked Income Fund

620 Eighth Avenue

47th Floor

New York, NY 10018

Investment advisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Administrator

Legg Mason Partners Fund Advisor, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

P.O. Box 43006

Providence, RI 02940-3078

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD 21202

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol

WIA

*	Effective February 10, 2022, Mr. Mandia became a Senior Vice President.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include the Western Asset Money Market Funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation; and

•	Online account access user IDs, passwords, security challenge question responses.

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time, they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Funds at 1-877-721-1926 for the Western Asset Money Market Funds or
1-888-777-0102 for the Legg Mason-sponsored closed-end funds.

Revised October 2022

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker, dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2022

NOT PART OF THE ANNUAL REPORT

Western Asset Inflation-Linked Income Fund

Western Asset Inflation-Linked Income Fund

620 Eighth Avenue

47th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, its common shares.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.

This report is transmitted to the shareholders of Western Asset Inflation-Linked Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

P.O. Box 43006

Providence, RI 02940-3078

WASX013148 1/23 SR22-4575

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Audit Committee of the Registrant’s Board of Trustees is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)). In addition, the Board of Trustees of the Registrant has determined that Mr. Robert Abeles, Jr. qualifies as an “audit committee financial expert” (as such term has been defined in the Regulations) based on its review of his pertinent experience, knowledge and education.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending November 30, 2021 and November 30, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $60,000 in November 30, 2021 and $60,000 in November 30, 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in November 30, 2021 and $0 in November 30, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $11,000 in November 30, 2021 and $11,000 in November 30, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Inflation-Linked Income Fund were $0 in November 30, 2021 and $0 in November 30, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Inflation-Linked Income Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Inflation-Linked Income Fund, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Inflation-Linked Income Fund during the reporting period were $343,489 in November 30, 2021 and $350,359 in November 30, 2022.

(h) Yes. Western Asset Inflation-Linked Income Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Inflation-Linked Income Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	Registrant has a separately - designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane Dasher

Anita DeFrantz

Susan Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

Peter Taylor

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)- 6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s proxy voting policies and procedures.

•	Copies of proxy statements received with respect to securities in client accounts.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

•	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for a period of not less than five years with the first two years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the firm’s Part 2A of Form ADV. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to

Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V.	Environmental, Social and Governance Matters

Western Asset considers ESG matters as part of the overall investment process. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

As a general matter, Western Asset votes to encourage management and governance practices that enhance the strength of the issuer, build value for investors, and mitigate risks that might threaten their ability to operate and navigate competitive pressures.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Western Asset’s engagement process is aligned with the principles of the United Nations Global Compact (UNGC) and engages with issuers on the principles enshrined within it. Some of these issues include, but are not restricted to, Climate Risk and Environmental Management, Diversity and Development of Talent, Human Rights and Supply Chain Management, Product Safety and Security, Transparency in Reporting and Governance and Corporate Management As such, Western Asset seeks to integrate ESG principles into investment analysis where applicable and consistent with the Firm’s fiduciary duties. Although bondholders possess very different legal rights than shareholders, Western Asset believes it can impact ESG practices given its role in determining issuers’ cost of debt capital. By reinforcing the linkage between ESG practices and the cost of capital in meetings with issues, Western Asset seeks to guide issuers to improve their behavior around material ESG issues. Proxy voting practices reflect these priorities.

Situations can arise in which different clients and strategies have explicit ESG objectives beyond generally taking into account material ESG risks. Votes may be cast for such clients with the ESG objectives in mind. Votes involving ESG proposals that are not otherwise addressed in this policy will be voted on a case-by-case basis consistent with the Firm’s fiduciary duties to its clients, the potential consequences to the investment thesis for that issuer, and the specific facts and circumstances of each proposal.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Western Asset Management Company Limited

Proxy Voting and Corporate Actions Policy

NOTE: Below policy relating to Proxy Voting and Corporate Actions is a global policy for all Western Asset affiliates. As compliance with the Policy is monitored by Western Asset Pasadena affiliate, the Policy has been adopted from US Compliance Manual and therefore all defined terms are those defined in the US Compliance Manual rather than UK Compliance Manual.

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

RESPONSIBILITY AND OVERSIGHT

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

•	Proxies are reviewed to determine accounts impacted.

•	Impacted accounts are checked to confirm Western Asset voting authority.

•

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

•

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

•

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

•	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

A copy of Western Asset’s policies and procedures.

Copies of proxy statements received regarding client securities.

A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

•	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

DISCLOSURE

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICT OF INTEREST

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

•

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

•

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

BOARD APPROVAL PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

Matters relating to the Board of Directors – Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

•

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case-by-case basis in contested elections of directors.

Matters relating to Executive Compensation – Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by- case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters relating to Capitalization – The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board- approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

•	Western Asset votes for proposals relating to the authorization of additional common stock;

•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits);

•	Western Asset votes for proposals authorizing share repurchase programs;

•	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions;

•	Western Asset votes these issues on a case-by-case basis on board-approved transactions;

Matters relating to Anti-Takeover Measures – Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans;

•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters – Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws;

•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans;

Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals;

Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

VOTING SHARES OF INVESTMENT COMPANIES

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios;

•

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

VOTING SHARES OF FOREIGN ISSUERS

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

•	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management;

•	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees;

•

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated;

•

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary.

Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

CORPORATE ACTIONS

Western Asset must pay strict attention to any corporate actions that are taken with respect to issuers whose securities are held in client accounts. For example, Western Asset must review any tender offers, rights offerings, etc., made in connection with securities owned by clients. Western Asset must also act in a timely manner and in the best interest of each client with respect to any such corporate actions.

Western Asset Management Company Ltd (“WAMJ”) Proxy Voting Policies and Procedures

POLICY

As a fixed income only manager, the occasion to vote proxies for WAMJ is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMJ will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The WAMJ Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority, WAMJ will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if WAMJ becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If WAMJ personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm WAMJ voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and WAMJ obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle), WAMJ seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, WAMJ may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

WAMJ personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

WAMJ maintains records of proxies. These records include:

a.	A copy of WAMJ’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by WAMJ that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and WAMJ’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in WAMJ’s offices.

Disclosure

WAMJ’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

WAMJ’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

1b.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, WAMJ generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

WAMJ votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

WAMJ generally favors compensation programs that relate executive compensation to a company’s long- term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for stock option plans that will result in a minimal annual dilution.

b.	WAMJ votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	WAMJ votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, WAMJ votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where WAMJ is otherwise withholding votes for the entire board of directors.

a.	WAMJ votes for proposals relating to the authorization of additional common stock.

b.	WAMJ votes for proposals to effect stock splits (excluding reverse stock splits).

c.	WAMJ votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions WAMJ votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

WAMJ votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	WAMJ votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	WAMJ votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

WAMJ votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	WAMJ votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	WAMJ votes against authorization to transact other unidentified, substantive business at the meeting.

2b.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. WAMJ votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	WAMJ votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	WAMJ votes for shareholder proposals that are consistent with WAMJ’s proxy voting guidelines for board-approved proposals.

c.	WAMJ votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

3b.	Voting Shares of Investment Companies

WAMJ may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

WAMJ votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

WAMJ votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

4b.	Voting Shares of Foreign Issuers

In the event WAMJ is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	WAMJ votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	WAMJ votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

WAMJ votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

WAMJ votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Western Asset Management Company Pte. Ltd. (“WAMS”)

Compliance Policies and Procedures

Proxy Voting

WAMS has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the applicable laws and regulations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMS will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed  at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. [See conflicts of interest section of these procedures for further information on determining material conflicts of interest.]

4.

If a material conflict of interest exists, (4.1) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (4.2) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (4) or (5) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s policies and procedures.

•	Copies of proxy statements received regarding client securities.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

•	A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

•	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

•

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

•

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part 1 deals with proposals which have been approved and are recommended by a company’s board of directors; Part 2 deals with proposals submitted by shareholders for inclusion in proxy statements; Part 3 addresses issues relating to voting shares of investment companies; and Part 4 addresses unique considerations pertaining to foreign issuers

Part 1 - Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

•

Matters relating to the Board of Directors. Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

•

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case-by-case basis in contested elections of directors.

•

Matters relating to Executive Compensation. Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or re-pricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

•

Matters relating to Capitalization. The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

•	Western Asset votes for proposals relating to the authorization of additional common stock.

•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

•	Western Asset votes for proposals authorizing share repurchase programs.

•	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions. Western Asset votes these issues on a case-by-case basis on board-approved transactions.

•	Matters relating to Anti-Takeover Measures. Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

•

Other Business Matters. Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

Part 2 - Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

•	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

•	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Part 3 – Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts 1 and 2 above are voted in accordance with those guidelines.

•

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g. proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Part 4 – Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

•	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

•	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

•

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager. In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (1) the right to vote proxies has been reserved to a named fiduciary of the client, and (2) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NAME AND ADDRESS	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2014; portfolio manager at Western Asset 2005-2014.

Frederick Marki Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund since 2016; portfolio manager at Western Asset for more than five years

Chia-Liang Lian Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund since 2016; Co-Head of Emerging Markets Debt, portfolio manager and research analyst at Western Asset since 2011; Head of Emerging Asia Portfolio Management at Pacific Investment Management Company from 2005 to 2011

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of November 30, 2022.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	95	$143.52 billion	None	None
	Other Pooled Vehicles	319	$71.67 billion	27	$2.82 billion
	Other Accounts	642	$176.77 billion	26	$14.94 billion
Frederick R. Marki‡	Other Registered Investment Companies	27	$54.35 billion	None	None
	Other Pooled Vehicles	25	$12.42 billion	None	None
	Other Accounts	188	$58.95 billion	8	$6.31 billion
Michael Buchanan‡	Other Registered Investment Companies	31	$16.75 billion	None	None
	Other Pooled Vehicles	76	$22.83 billion	8	$1.49 billion
	Other Accounts	176	$62.43 billion	11	$6.54 billion
Chia-Liang Lian‡	Other Registered Investment Companies	11	$6.71 billion	None	None
	Other Pooled Vehicles	27	$6.05 billion	3	$579 million
	Other Accounts	53	$6.03 billion	2	$1.17 billion

‡

The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but he is not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of November 30, 2022.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Michael C. Buchanan	A
Frederick Marki	A
Chiai-Liang Lian	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Inflation-Linked Income Fund

By:	/s/ Jane Trust
Jane Trust
President

Date:	January 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
President

Date:	January 27, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	January 27, 2023